                                                                    EXHIBIT 10.3

















                          TESORO PETROLEUM CORPORATION

                         KEY EMPLOYEE STOCK OPTION PLAN

                          TESORO PETROLEUM CORPORATION

                         KEY EMPLOYEE STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                     Section
                                                                     -------
ARTICLE I - PURPOSE

ARTICLE II - DEFINITIONS

Affiliate .......................................................      2.1
Board of Directors ..............................................      2.2
Code ............................................................      2.3
Committee .......................................................      2.4
Company .........................................................      2.5
Disability ......................................................      2.6
Employee ........................................................      2.7
Fair Market Value ...............................................      2.8
Mature Shares ...................................................      2.9
Option ..........................................................     2.10
Option Agreement ................................................     2.11
Optionee ........................................................     2.12
Plan ............................................................     2.13
Retire or Retirement ............................................     2.14
Stock ...........................................................     2.15

ARTICLE III - ELIGIBILITY

ARTICLE IV - GENERAL PROVISIONS RELATING TO ALL OPTIONS

Authority to Grant Options ......................................      4.1
Dedicated Shares ................................................      4.2
Non-Transferability .............................................      4.3
Requirements of Law .............................................      4.4
Changes in the Company's Capital Structure ......................      4.5
No Rights as Stockholder ........................................      4.6
Written Agreement ...............................................      4.7
Forfeiture for Cause ............................................      4.8

ARTICLE V - VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

Option Price ....................................................      5.1

Duration of Options .............................................      5.2
Amount Exercisable ..............................................      5.3
Exercise of Options .............................................      5.4
Substitution Options ............................................      5.5

ARTICLE VI - ADMINISTRATION

ARTICLE VII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE VIII - MISCELLANEOUS

No Employment Obligation ........................................      8.1
Tax Withholding .................................................      8.2
Indemnification of the Committee and the Board of Directors .....      8.3
Gender ..........................................................      8.4
Headings ........................................................      8.5
Other Options ...................................................      8.6
Governing Law ...................................................      8.7
Effective Date ..................................................      8.8

                                    ARTICLE 1

                                     PURPOSE

         This Tesoro Petroleum Corporation Key Employee Stock Option Plan (the "Plan") (the "Company") is a plan for key employees of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who are not executive officers but have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

                                    ARTICLE 2

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation, or any entity that is affiliated with the Company within the meaning of section 414 of the Code. The term "parent corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2 "BOARD OF DIRECTORS" means the board of directors of the Company.

2.3 "CODE" means the Internal Revenue Code of 1986, as amended.

2.4 "COMMITTEE" means the committee designated by the Board of Directors.

2.5 "COMPANY" means Tesoro Petroleum Corporation, a Delaware corporation.

2.6 "DISABILITY" means a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

2.7 "EMPLOYEE" means a person employed by the Company or any Affiliate.

2.8 "FAIR MARKET VALUE" of the Stock as of any particular date means the average of the highest and lowest quoted sales prices of the Stock on that date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

2.9 "MATURE SHARES" means shares of Stock that have been legally and beneficially owned by the Option for at least six months.

2.10 "OPTION" means a nonqualified option granted under the Plan to purchase shares of Stock.

2.11 "OPTION AGREEMENT" means the written agreement that sets out the terms of an Option.

2.12 "OPTIONEE" means a person who is granted an Option under the Plan.

2.13 "PLAN" means the Tesoro Petroleum Corporation Key Employee Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.14 "RETIRE" or "RETIREMENT" means retirement in good standing from the employ of the Company and all Affiliates for reason of age under then established policies of the Company and the Affiliates.

2.15 "STOCK" means the common stock of the Company, $.16 2/3 par value (or such other par value as may be designated by act of the Company's stockholders).

                                    ARTICLE 3

                                   ELIGIBILITY

         The individuals who shall be eligible to receive Options shall be those key Employees, who are not executive officers of the Company or an Affiliate, as the Committee shall determine from time to time.




                                     III-1

                                   ARTICLE 4

                     GENERAL PROVISIONS RELATING TO OPTIONS

4.1 AUTHORITY TO GRANT OPTIONS. The Committee may grant Options to those individuals as it shall from time to time determine under the terms and conditions of the Plan. The number of shares of Stock to be covered by any Option shall be determined by the Committee.

4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Options may be granted under the Plan shall be 200,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

4.3 NON-TRANSFERABILITY. Except as expressly provided otherwise in an Optionee's Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option if issuing that Stock would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option and the issuance of shares thereunder, to comply with any law or regulation of any governmental authority.

4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under the Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         If while unexercised Options remain outstanding under the Plan (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved, or (iv) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i), (ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board of Directors' effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Board of Directors, acting in its sole and absolute discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board of Directors, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board of Directors, in which event the Board of Directors shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such shares,

                  (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

                  (4) provide that the number and class of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option, or

                  (5) make such adjustments to Options then outstanding as the Board of Directors deems appropriate to reflect such Corporate Change (provided, however, that the Board of Directors may determine in its sole and absolute discretion that no such adjustment is necessary).

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board of Directors, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

         In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 4.5, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board of Directors in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

         The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

4.6 NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a Stock certificate is issued for the Stock.

4.7 WRITTEN AGREEMENT. Each Option shall be embodied in a written Option Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Optionee and by a member of the Committee on behalf of the Committee and the Company. Each Option Agreement shall state that the Option embodied therein is not intended to satisfy the requirements of section 422 of the Code. The Option Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of the Plan.

4.8 FORFEITURE FOR CAUSE. Notwithstanding any other provision of the Plan, if the Committee finds by a majority vote, that the Optionee, before or after termination of his employment with the Company or any Affiliate (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company which conduct damaged the Company or (b) disclosed trade secrets of the Company, then any outstanding Options which have not been exercised by the individual and any Options which have not yet vested will be forfeited. The decision of the Committee as to the cause of an Optionee discharge, the damage done to the Company and the extent of the individual's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or Affiliate. If an Option would be forfeited pursuant to this Section 4.8 but for the fact that the Option has been exercised, the Optionee must, upon demand by the Company, which demand must be made within 90 days of the Company's discovery of the violation and within 24 months of the Optionee's termination of employment with the Company and all Affiliates, (1) sell to the Company, for the per share exercise price applicable under the Option, the shares of Stock purchased under the Option that have not yet been sold to another party and, (2) deliver to the Company cash in an amount equal to the proceeds the Optionee realized upon his sale of the Stock purchased under the Option, reduced by exercise price paid by the Optionee.

                                   ARTICLE 5

                VARIABLE PROVISIONS RELATING TO SPECIFIC OPTIONS

5.1 OPTION PRICE. The price at which Stock may be purchased under an Option ("Option Price") shall be specified in an Optionee's Option Agreement. The Option Price under an Option shall not be less than the Fair Market Value of the Stock that may be purchased under the Option determined as of the date on which the Option is granted.

5.2 DURATION OF OPTIONS. An Option shall not be exercisable after the earlier of
(1) the term of the Option specified in the Option Agreement (which shall not exceed ten years from the date the Option is granted) or (2) the period(s) of time specified in the Option Agreement that follows the Optionee's Retirement, Disability, death or other termination of employment with the Company and all Affiliates.

         (a) General Term of Option. Unless the Option Agreement specifies a shorter term, an Option shall expire on the tenth anniversary of the date the Option is granted.

         (b) Early Termination of Option Due to Termination of Employment (Other Than for Retirement, Death or Disability). Except as may be otherwise expressly provided in an Option Agreement, an Option shall terminate on the earlier of the date of the expiration of the general term of the Option or three months after the date of the termination of the employment relationship between the Optionee and the Company and all Affiliates for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such termination of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute a termination of the employment relationship between the Company and the Optionee shall be determined by the Committee at the time thereof.

         (c) Early Termination of Option Due to Death. Unless the Option Agreement specifies otherwise, in the event of the death of an Optionee while in the employ of the Company or an Affiliate and before the date of expiration of the general term of the Option, his Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the Optionee's termination of employment with the Company and all Affiliates due to death.

         (d) Early Termination of Option Due to Disability. Unless the Option Agreement specifies otherwise, in the event of the Disability of an Optionee while in the employ of the Company or an Affiliate and before the date of the expiration of the general term of the Option, his Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the Optionee's termination of employment with the Company or an Affiliate due to Disability. Further, unless the Option Agreement specifies otherwise, if an Optionee terminates employment with the Company or an Affiliate due to Disability, and within the one-year period following the termination of employment he dies, his Option shall terminate on the earlier of (1) the expiration of the general term of the Option, or (2) the first anniversary of the date of his death.

         (e) Early Termination of Option Due to Retirement. Unless the Option Agreement specifies otherwise, if the Optionee terminates employment with the Company and all Affiliates by reason of Retirement, his Option shall terminate on the earlier of the expiration of the general term of the Option or the third anniversary of his termination of employment due to Retirement. Further, unless the Option Agreement specifies otherwise, if an Optionee terminates employment with the Company and all Affiliates due to Retirement, and within the one-year period following the termination of employment he dies, his Option shall terminate on the earlier of (1) the expiration of the general term of the Option, or (2) the latest of (a) the first anniversary of the date of his death or (b) the third anniversary of his termination of employment with the Company and all Affiliates due to Retirement.

         After the death of the Optionee, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of shares that the Optionee would have been entitled to exercise if he exercised the Option prior to his death.

5.3 AMOUNT EXERCISABLE. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. Unless the Option Agreement expressly specifies otherwise an Option shall not continue to vest after the Optionee's termination of employment with the Company and all Affiliates for any reason.

5.4 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee stating (a) that such Optionee wishes to exercise such Option on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the Option is to be exercised and (c) the address to which the certificate representing such shares of Stock should be mailed. In order to be effective, such written notice shall be accompanied by
(a) payment of the Option Price of such shares of Stock and (b) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by (a) cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars or

(b) delivery of Mature Shares to the Company (as specified below), (c) a combination of (a) and (b), or (d) any other form of payment which is acceptable to the Committee.

         An Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, certificates registered in the name of such Optionee that represent a number of Mature Shares legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised. Such certificates must be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association. If the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds the Fair Market Value of the Mature Shares used to exercise the Option, the Optionee must also deliver to the Company a cashier's check drawn on a national banking association and payable to the order of the Company, in an amount equal to the amount of such excess.

         Notwithstanding any other provision of the Plan, the Committee shall have the authority to cause an Optionee to utilize a different method of exercise if the method selected by the Optionee could result in adverse accounting treatment for the Company.

         As promptly as practicable after receipt by the Company of (a) such written notification from the Optionee, (b) payment, in the form required by the foregoing provisions of this Section 5.4, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

5.5 SUBSTITUTION OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become Employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                                   ARTICLE 6

                                 ADMINISTRATION

         The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Options shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

         (a) interpret and construe the terms of the Plan,

         (b) determine the persons to whom and the time or times at which Options will be made,

         (c) determine the number of shares and the purchase price of Stock covered in each Option, subject to the terms of the Plan,

         (d) determine the terms, provisions and conditions of each Option, which need not be identical,

         (e) accelerate the time at which any outstanding Option may be exercised,

         (f) define the effect, if any, on an Option of the death, Disability, or Retirement of the Optionee,

         (g) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

         (h) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                    ARTICLE 7

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion.


                                     VII-1

                                    ARTICLE 8

                                  MISCELLANEOUS


8.1 NO EMPLOYMENT OBLIGATION. The granting of any Option shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Optionee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

8.2 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the Optionee (or other person exercising the Option) to pay the sum directly to the Company or an Affiliate. If the Optionee (or other person exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be made on the date of exercise. Notwithstanding the foregoing, an Optionee may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold whole shares of Stock having a Fair Market Value not in excess of the amount of the required withholding obligation. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Optionee of the existence of the tax or the amount which the Company or Affiliate will be required to withhold.

8.3 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses--including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or of the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee or the Board of Directors. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee or the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at


                                     VIII-1
its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

8.4 GENDER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

8.5 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

8.6 OTHER OPTIONS. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under the Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

8.7 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the State of Texas.

8.8 EFFECTIVE DATE. The Plan is effective November 12, 1999.


                                     VIII-2